                                                                     EXHIBIT 25
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM T-1
                                    ---------

                       STATEMENT OF ELIGIBILITY UNDER THE
                        TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                Check if an Application to Determine Eligibility
                  of a Trustee Pursuant to Section 305(b)(2) __


                       STATE STREET BANK AND TRUST COMPANY
               (Exact name of trustee as specified in its charter)

       Massachusetts                                          04-1867445
  (Jurisdiction of                                         (I.R.S. Employer
   incorporation or                                       Identification No.)
 organization if not a U.S.
     national bank)


          225 Franklin Street, Boston, Massachusetts        02110
         (Address of principal executive offices)         (Zip Code)

       John R. Towers, Esq. Senior Vice President and Corporate Secretary
                225 Franklin Street, Boston, Massachusetts 02110
                                 (617) 654-3253
            (Name, address and telephone number of agent for service)

                              ---------------------

                                TOSCO CORPORATION
               (Exact name of obligor as specified in its charter)

     MASSACHUSETTS                                        (95-1865716)
(State or other jurisdiction of                         (I.R.S. Employer
incorporation or organization)                         Identification No.)


                             72 CUMMINGS POINT ROAD
                           STAMFORD, CONNECTICUT 06902
               (Address of principal executive offices) (Zip Code)



                        $200,000,000 7.25% NOTES DUE 2007
                     $300,000,000 7.80% DEBENTURES DUE 2027
                     $100,000,000 7.90% DEBENTURES DUE 2047
                         (Title of indenture securities)

                                     GENERAL

ITEM 1.  GENERAL INFORMATION.

         FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

         (A)  NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISORY
AUTHORITY TO WHICH IT IS SUBJECT.

          Department of Banking and Insurance of The Commonwealth of Massachusetts, 100 Cambridge Street, Boston, Massachusetts.

          Board of Governors of the Federal Reserve System, Washington, D.C., Federal Deposit Insurance Corporation, Washington, D.C.

         (B)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE
TRUST POWERS.

          Trustee is authorized to exercise corporate trust powers.

ITEM 2.   AFFILIATIONS WITH OBLIGOR.

          IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

          The obligor is not an affiliate of the trustee or of its parent, State Street Boston Corporation.

          (See note on page 2.)

ITEM 3. THROUGH ITEM 15.  NOT APPLICABLE.

ITEM 16.   LIST OF EXHIBITS.

          LIST BELOW ALL EXHIBITS FILED AS PART OF THIS STATEMENT OF
          ELIGIBILITY.

         1.   A COPY OF THE ARTICLES OF ASSOCIATION OF THE
TRUSTEE AS NOW IN EFFECT.

          A copy of the Articles of Association of the trustee, as now in effect, is on file with the Securities and Exchange Commission as
          Exhibit 1 to Amendment No. 1 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with the Registration Statement of Morse Shoe, Inc. (File No. 22-17940) and is incorporated herein by reference thereto.

         2.   A COPY OF THE CERTIFICATE OF AUTHORITY OF THE
TRUSTEE TO COMMENCE BUSINESS, IF NOT CONTAINED IN THE
ARTICLES OF ASSOCIATION.

          A copy of a Statement from the Commissioner of Banks of Massachusetts that no certificate of authority for the trustee to commence business was necessary or issued is on file with the Securities and Exchange Commission as Exhibit 2 to Amendment No. 1 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with the Registration Statement of Morse Shoe, Inc. (File No. 22-17940) and is incorporated herein by reference thereto.

          3. A COPY OF THE AUTHORIZATION OF THE TRUSTEE TO EXERCISE CORPORATE TRUST POWERS, IF SUCH AUTHORIZATION IS NOT CONTAINED IN THE DOCUMENTS SPECIFIED IN PARAGRAPH (1) OR (2), ABOVE.

          A copy of the authorization of the trustee to exercise corporate trust powers is on file with the Securities and Exchange Commission as
          Exhibit 3 to Amendment No. 1 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with the Registration Statement of Morse Shoe, Inc. (File No. 22-17940) and is incorporated herein by reference thereto.

         4.   A COPY OF THE EXISTING BY-LAWS OF THE TRUSTEE, OR
INSTRUMENTS CORRESPONDING THERETO.

          A copy of the by-laws of the trustee, as now in effect, is on file with the Securities and Exchange Commission as Exhibit 4 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with the Registration Statement of Eastern Edison Company (File No. 33-37823) and is incorporated herein by reference thereto.

         5.   A COPY OF EACH INDENTURE REFERRED TO IN ITEM 4.
IF THE OBLIGOR IS IN DEFAULT.

          Not applicable.

         6.   THE CONSENTS OF UNITED STATES INSTITUTIONAL
TRUSTEES REQUIRED BY SECTION 321(B) OF THE ACT.

          The consent of the trustee required by Section 321(b) of the Act is annexed hereto as Exhibit 6 and made a part hereof.

         7.   A COPY OF THE LATEST REPORT OF CONDITION OF THE
TRUSTEE PUBLISHED PURSUANT TO LAW OR THE REQUIREMENTS  OF
ITS SUPERVISING OR EXAMINING AUTHORITY.

          A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority is annexed hereto as Exhibit 7 and made a part hereof.


                                      NOTES

     In answering any item of this Statement of Eligibility which relates to matters peculiarly within the knowledge of the obligor or any underwriter for the obligor, the trustee has relied upon information furnished to it by the obligor and the underwriters, and the trustee disclaims responsibility for the accuracy or completeness of such information.

     The answer furnished to Item 2. of this statement will be amended, if necessary, to reflect any facts which differ from those stated and which would have been required to be stated if known at the date hereof.



                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, State Street Bank and Trust Company, a corporation organized and existing under the laws of The Commonwealth of Massachusetts, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Boston and The Commonwealth of Massachusetts, on the 19th day of May 1997.

                            STATE STREET BANK AND TRUST COMPANY


                            By: /s/ PATRICK E. THEBADO
                                ----------------------
                                NAME: PATRICK E. THEBADO
                                TITLE: ASSISTANT VICE PRESIDENT

                                    EXHIBIT 6


                             CONSENT OF THE TRUSTEE

     Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, as amended, in connection with the proposed issuance by Tosco Corporation of its $200,000,000 7.25% NOTES DUE 2007, $300,000,000 7.80%
DEBENTURES DUE 2027, $100,000,000 7.90% DEBENTURES DUE 2047, we hereby consent that reports of examination by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                           STATE STREET BANK AND TRUST COMPANY


                           By: /s/ PATRICK E. THEBADO
                               ---------------------
                               NAME: PATRICK E. THEBADO
                               TITLE:  ASSISTANT VICE PRESIDENT

DATED: MAY 19, 1997

                                    EXHIBIT 7

Consolidated Report of Condition of State Street Bank and Trust Company of Boston, Massachusetts and foreign and domestic subsidiaries, a state banking institution organized and operating under the banking laws of this commonwealth and a member of the Federal Reserve System, at the close of business DECEMBER 31, 1996, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act and in accordance with a call made by the Commissioner of Banks under General Laws, Chapter 172, Section 22(a).


                                                                              Thousands of
ASSETS                                                                         Dollars

Cash and balances due from depository institutions:
         Noninterest-bearing balances and currency and coin ............        1,561,409
         Interest-bearing balances......................................        7,562,240
Securities..............................................................        9,388,513
Federal funds sold and securities purchased
  under agreements to resell in
  domestic offices of the bank and its Edge subsidiary..................        5,622,962
Loans and lease financing receivables:
         Loans and leases, net of unearned income .............. 4,858,187
         Allowance for loan and lease losses....................    72,614
         Loans and leases, net of unearned income and allowances........        4,785,573
Assets held in trading accounts.........................................          874,700
Premises and fixed assets...............................................          383,955
Other real estate owned.................................................              870
Investments in unconsolidated subsidiaries..............................           93,621
Customers' liability to this bank on acceptances outstanding............           35,022
Intangible assets.......................................................          148,190
Other assets............................................................          932,673
                                                                                ---------

Total assets............................................................       31,389,728
                                                                              ===========

LIABILITIES

Deposits:
         In domestic offices............................................        8,508,096
                  Noninterest-bearing........................... 6,435,131
                  Interest-bearing.............................. 2,072,965
         In foreign offices and Edge subsidiary.........................        11,395,724
                  Noninterest-bearing...........................    27,508
                  Interest-bearing..............................11,368,216
Federal funds purchased and securities sold under
         agreements to repurchase in domestic offices of
         the bank and of its Edge subsidiary............................         7,518,222
Demand notes issued to the U.S. Treasury and Trading Liabilities........           733,935
Other borrowed money....................................................           650,578
Bank's liability on acceptances executed and outstanding................            35,022
Other liabilities.......................................................           770,029
                                                                                ----------

Total liabilities.......................................................        29,611,606

EQUITY CAPITAL
Common stock............................................................            29,931
Surplus.................................................................           358,146
Undivided profits.......................................................         1,389,720
Cumulative foreign currency translation adjustments.....................               325
                                                                                ----------

Total equity capital....................................................         1,778,122
                                                                                ----------

Total liabilities and equity capital....................................        31,389,728
                                                                              ============

I, Rex S. Schuette, Senior Vice President and Comptroller of the above named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                             Rex S. Schuette


We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                                             David A. Spina
                                             Marshall N. Carter
                                             Charles F. Kaye

     5. A COPY OF EACH INDENTURE REFERRED TO IN ITEM 4. IF THE OBLIGOR IS IN DEFAULT.

     Not applicable.

     6. THE CONSENTS OF UNITED STATES INSTITUTIONAL TRUSTEES REQUIRED BY SECTION 321(B) OF THE ACT.

     The consent of the trustee required by Section 321(b) of the Act is annexed hereto as Exhibit 6 and made a part hereof.

     7. A COPY OF THE LATEST REPORT OF CONDITION OF THE TRUSTEE PUBLISHED PURSUANT TO LAW OR THE REQUIREMENTS OF ITS SUPERVISING OR EXAMINING AUTHORITY.

     A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority is annexed hereto as Exhibit 7 and made a part hereof.

                                      NOTES

     In answering any item of this Statement of Eligibility which relates to matters peculiarly within the knowledge of the obligor or any underwriter of the obligor, the trustee has relied upon the information furnished to it by the obligor and the underwriters, and the trustee disclaims responsibility for the accuracy or completeness of such information.

     The answer to Item 2. of this statement will be amended, if necessary, to reflect any facts which differ from those stated and which would have been required to be stated if known at the date hereof.


                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, State Street Bank and Trust Company, a corporation duly organized and existing under the laws of The Commonwealth of Massachusetts, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Boston and The Commonwealth of Massachusetts, on the 19th day of May 1997.

                                 STATE STREET BANK AND TRUST COMPANY


                                 By:/s/ PATRICK E. THEBADO
                                    ----------------------
                                    NAME: PATRICK E. THEBADO
                                    TITLE: ASSISTANT VICE PRESIDENT

                                    EXHIBIT 6


                             CONSENT OF THE TRUSTEE

     Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, as amended, in connection with the proposed issuance by TOSCO CORPORATION of its $200,000,000 7.25% NOTES DUE 2007, $300,000,000 7.80%
DEBENTURES DUE 2027, $100,000,000 7.90% DEBENTURES DUE 2047, we hereby consent that reports of examination by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                 STATE STREET BANK AND TRUST COMPANY


                                 By:/s/ PATRICK E. THEBADO
                                    ----------------------
                                    NAME: PATRICK E. THEBADO
                                    TITLE: ASSISTANT VICE PRESIDENT

DATED:    MAY 19, 1997